                                                                   EXHIBIT 10.65


                                                 March 9, 2000


Mr. Eric G. Walters
167 Monument Street
Concord, MA   01742

                      Re: AMENDMENT OF EMPLOYMENT AGREEMENT
Dear Eric,

This letter agreement serves to further amend the employment agreement dated as of June 1, 1991, by and between you and PolyMedica Industries, Inc. (the "Company"), as amended by certain letter agreements dated as of December 5, 1991; March 18, 1993; March 31, 1994; April 11, 1995; April 3, 1996; July 1,
1997; July 1, 1998; September 22, 1998; and June 14, 1999 (together, the "Employment Agreement").

         SALARY. The Base Salary, as defined in Section 3.1. of the Employment Agreement, shall be increased to $210,000 effective April 1, 2000.

If the foregoing is acceptable to you, please indicate your agreement by signing a copy of this letter agreement and returning it to the undersigned.

                                            Very truly yours,

                                            /s/ Steven J. Lee

                                            Steven J. Lee
                                            Chairman and Chief Executive Officer

ACCEPTED AND AGREED TO:


/s/ Eric G. Walters
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Eric G. Walters
Chief Financial Officer and Clerk